Basis of Presentation and Summary of Significant Accounting Policies Basis of Presentation and Summary of Significant Accounting Policies (Impact of Straight Line Rent Revenue, Acquired Above and Below Market Lease Revenue, and Lease Incentive Revenue) (Details) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Accounting Policies [Abstract]
Straight-Line Rent Revenue	$ 25,243	$ 26,285	$ 29,100
Acquired Above Market Lease Revenue	(9,607)	(2,890)	(1,282)
Acquired Below Market Lease Revenue	1,453	3,992	7,526
Lease Incentive Revenue	(2,246)	(2,209)	(1,278)
Net Impact to Revenue	$ 14,843	$ 25,178	$ 34,066